EXHIBIT (10)

                        CONSENT OF INDEPENDENT AUDITORS

          We consent to the reference to our firm under the caption "Counsel and Independent Auditors" and to the use of our report dated November 5, 1998, in this Registration Statement (Form N-1A No. 333-59499) of Dreyfus Retirement Income Fund.

                                                       ERNST & YOUNG LLP

New York, New York
November 23, 1998